Exhibit 10.3

EXECUTION COPY

AMENDMENT AND WAIVER, dated as of August 18, 2006 (this “Amendment”), among AMERICAN MEDIA, INC. (“Holdings”), AMERICAN MEDIA OPERATIONS, INC. (the “Borrower”), the lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Credit Agreement dated as of January 30, 2006, as amended by the Amendment and Waiver dated as of February 13, 2006 and the Amendment and Waiver dated as of June 23, 2006 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the lenders party thereto, and the Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. Holdings and the Borrower have requested that the Required Lenders amend and waive certain provisions of the Credit Agreement. The Required Lenders are willing to agree to such amendment and waiver on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is amended as follows:

(a) The definitions of the defined terms “Delayed Financial Statements”, “Financial Restatement” and “Financial Statement Completion Date” are hereby amended by deleting such terms in their entirety and substituting in lieu thereof the following:

“Delayed Financial Statements” means the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006 and September 30, 2006, the Financial Restatement and the financial statements for the fiscal year ended March 31, 2006.

“Financial Restatement” means the restatement of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of the fiscal year ended March 31, 2005, and the statements of operations, stockholders’ equity and cash flows of the Borrower and its consolidated Subsidiaries for each of the fiscal years ended March 29, 2004 and March 31, 2005 (and may include other fiscal periods included in the Borrower’s Form 10-K for the fiscal year ended March 31, 2005), and as of the end of and for each of the fiscal quarters ended June 30, 2005 and September 30, 2005 (and may include other fiscal periods included in the Borrower’s Forms 10-Q for each of such fiscal quarters), in each case in order to (a) make the changes previously disclosed to the Administrative Agent in writing and posted to IntraLinks on or prior to February 9, 2006, including (i) to change the treatment of rack costs from the previous treatment (involving capitalization and depreciation of such costs) to the recognition of such costs as a deferred cost asset that will be amortized as contra revenue, (ii) to make adjustments relating to a subscription marketing program that has been terminated, and (iii) to make changes regarding the accrual of paid time off for employees, and (b) make such other changes that do not result in a failure to satisfy the Financial Restatement Conditions.

“Financial Statement Completion Date” means the date on which the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006 and September 30, 2006, the Financial Restatement and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations (as defined in the Third Amendment) are cured.

(b) The definition of the defined term “Financial Restatement Conditions” is hereby amended by deleting the date “March 31, 2003” in each instance it appears.

(c) The following defined terms are hereby inserted in the appropriate alphabetical order:

“Asset Sale Financial Statement Completion Date” means the date on which the financial statements for the fiscal quarters ended December 31, 2005 and June 30, 2006, the Financial Restatement (other than the portion of the Financial Restatement with respect to the fiscal quarter ended September 30, 2005) and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations (as defined in the Third Amendment), other than any Reporting Violations with respect to financial statements for the fiscal quarter ending September 30, 2006, are cured.

“Third Amendment” means the Amendment and Waiver dated as of August 18, 2006, to this Agreement.

SECTION 2. Amendment to Section 2.11 of the Credit Agreement. (a) Section 2.11(c) of the Credit Agreement is amended by adding before the period at the end thereof the following:

provided, further that

(1) in the case of a sale of the Specified Assets, the Consolidated EBITDA included in the Senior Secured Leverage Ratio shall be based on the four quarter period ended with the most recent fiscal quarter for which financial statements have been delivered,

(2) in the case of a sale of the Specified Assets at any time prior to November 15, 2006, if the Consolidated EBITDA included in the Senior

Secured Leverage Ratio for purposes of the amount of the prepayment required pursuant to the previous proviso is calculated prior to delivery of the portion of the Financial Restatement with respect to the fiscal quarter ended September 30, 2005, (p) the Borrower shall provide an additional certificate of a Financial Officer of the Borrower upon delivery of the portion of the Financial Restatement with respect to the fiscal quarter ended September 30, 2005 and shall prepay Term Borrowings in an amount necessary (if any) to reduce (based on such portion of the Financial Restatement) the Senior Secured Leverage Ratio, after giving effect to such prepayment (if any), to 3.75 to 1.00 without exercising any rights set forth in the first proviso above, and (q) any excess Net Proceeds remaining after such initial prepayment may not be used to prepay, repurchase, redeem or otherwise extinguish Existing Subordinated Debt until after any prepayment required by clause (p), and

(3) in the case of a sale of the Specified Assets during the period beginning November 15, 2006 and ending December 31, 2006, if the Consolidated EBITDA included in the Senior Secured Leverage Ratio for purposes of the amount of the prepayment required pursuant to the previous proviso is calculated based on the financial statements for the period ending June 30, 2006, (r) the Borrower shall provide an additional certificate of a Financial Officer of the Borrower upon delivery of the financial statements for the period ending September 30, 2006 and shall prepay Term Borrowings in an amount necessary (if any) to reduce (based on such financial statements) the Senior Secured Leverage Ratio, after giving effect to such prepayment (if any), to 3.75 to 1.00 without exercising any rights set forth in the first proviso above, and (s) any excess Net Proceeds remaining after such initial prepayment may not be used to prepay, repurchase, redeem or otherwise extinguish Existing Subordinated Debt until after any prepayment required by clause (r)

SECTION 3. Amendment to Section 5.01 of the Credit Agreement. (a) Section 5.01(a) of the Credit Agreement is amended by deleting the date “September 15, 2006” appearing in the proviso at the end thereof and substituting in lieu thereof the date “October 31, 2006”.

(b) The proviso at the end of Section 5.01(b) of the Credit Agreement is hereby amended by deleting such proviso in its entirety and substituting in lieu thereof the following:

; provided, that,

(x) with respect to the fiscal quarter ended December 31, 2005, such financial statements, as of the end of and for the fiscal quarter ended December 31, 2005, may be delivered later than otherwise required hereunder, but (i) shall be delivered upon completion of the Financial Restatement (other than the portion of the Financial Restatement with respect to the fiscal quarters ended June 30, 2005 and September 30, 2005), but in any event not later than October 31, 2006, (ii) such financial statements shall be accompanied by such portion of the Financial Restatement, (iii) such financial statements and such portion of the Financial Restatement shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that (A) the financial statements and such portion of the Financial Restatement present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (B) such portion of the Financial Restatement complies with the Financial Restatement Conditions and (iv) such portion of the Financial Restatement shall be delivered together with or shall include a report by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such portion of the Financial Restatement covering fiscal year 2005 presents fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied,

(y) with respect to the fiscal quarter ended June 30, 2006, such financial statements, as of the end of and for the fiscal quarter ended June 30, 2006, may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than December 15, 2006, (ii) such financial statements shall be accompanied by such portion of the Financial Restatement with respect to the fiscal quarter ended June 30, 2005 and (iii) such financial statements and such portion of the Financial Restatement shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that (A) the financial statements and such portion of the Financial Restatement present fairly, in all material respects, the financial condition and results of operations of the Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (B) such portion of the Financial Restatement complies with the Financial Restatement Conditions; and

(z) with respect to the fiscal quarter ending September 30, 2006, such financial statements, as of the end of and for the fiscal quarter ending September 30, 2006, may be delivered later than otherwise required hereunder, but (i) shall be delivered not later than January 31, 2007, (ii) such financial statements shall be accompanied by such portion of the Financial Restatement with respect to the fiscal quarter ended September 30, 2005 and (iii) such financial statements and such portion of the Financial Restatement shall be delivered together with a certificate of the Borrower’s chief financial officer, certifying that (A) the financial statements and such portion of the Financial Restatement present fairly, in all material respects, the financial condition and results of operations of the

Borrower and its Restricted Subsidiaries, in each case on a consolidated basis in accordance with GAAP consistently applied, and (B) such portion of the Financial Restatement complies with the Financial Restatement Conditions;

SECTION 4. Amendment to Section 6.05 of the Credit Agreement. Section 6.05 of the Credit Agreement is hereby amended by deleting clause (f) thereof in its entirety and substituting in lieu thereof the following:

(f ) sale of the Specified Assets (i) after the Asset Sale Financial Statement Completion Date and on or prior to December 31, 2006 and (ii) after the Financial Statement Completion Date and on or prior to the first anniversary of the effective date of the Second Amendment;

SECTION 5. Waivers and Acknowledgments. (a) The undersigned Lenders hereby waive any Default arising under clause (g) of Article VII of the Credit Agreement in relation to the Existing Subordinated Debt, to the extent, but only to the extent, any such Default results from a Reporting Violation (as defined below); provided, that such waiver shall terminate and cease to apply if (i) any Existing Subordinated Debt becomes due, or is declared to become due, or is required to be prepaid, repurchased, redeemed or defeased, prior to its stated maturity, in any such case as a result of a Reporting Violation, or (ii) the holder or holders of any Existing Subordinated Debt (or the requisite number or percentage in interest entitled to do so under the terms thereof, if applicable), or any trustee or agent on its or their behalf, (A) gives notice to Holdings, the Borrower or any Subsidiary of a Reporting Violation, if the effect of such notice is to commence a grace or cure period upon the expiration of which any right or remedy may be exercised if the Reporting Violation is continuing, or (B) otherwise commences any proceeding with respect to the exercise of any material rights or remedies (as determined by the Required Lenders) that may be exercised based upon a Reporting Violation.

(b) It is acknowledged and agreed that the mere existence of a Reporting Violation, in and of itself, shall not constitute a breach of any of the representations and warranties in the Credit Agreement or a Material Adverse Effect.

(c) For purposes hereof, the term “Reporting Violation” means any failure to comply with any provision of any agreement or instrument evidencing or governing the terms of any Existing Subordinated Debt that requires the delivery of financial statements for the Borrower and its subsidiaries or the filing by the Borrower of reports (or delivery by the Borrower of reports required to be filed by it) with the Securities and Exchange Commission, to the extent such non-compliance results from the failure by the Borrower to deliver unaudited financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006, or September 30, 2006, to file its report on 10-Q for the fiscal quarters ended December 31, 2005, June 30, 2006, or September 30, 2006, to deliver audited financial statements for the fiscal year ended March 31, 2006, or to file its report on 10-K for the fiscal year ended March 31, 2006, in each case within the time required.

(d) It is acknowledged and agreed that the waivers and acknowledgments set forth in Section 7 of the First Amendment and Section 12 of the Second Amendment shall remain in effect after the Third Amendment Effective Date.

SECTION 6. Certain Covenants. The provisions set forth in Section 13 of the Second Amendment are superceded in their entirety by this Section 6. Unless and until the financial statements for the fiscal quarters ended December 31, 2005, June 30, 2006 and September 30, 2006, the Financial Restatement, and the financial statements for the fiscal year ended March 31, 2006, together with the certificates and reports required to be delivered pursuant to Section 5.01, have, in each case, been delivered, and any Reporting Violations are cured, each of Holdings and the Borrower hereby covenants and agrees with each Lender and the Administrative Agent that:

(a) neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment otherwise permitted by clause (x)(B) of Section 6.08(a) of the Credit Agreement or (except to the extent of Restricted Payments made by the Borrower to Holdings in order to permit Holdings to make Restricted Payments of the type allowed by clauses (iii) through (v) of Section 6.08(a) of the Credit Agreement) clause (xi) of Section 6.08(a) of the Credit Agreement, or incur any obligation (contingent or otherwise) to do so or (ii) make any investment in any Unrestricted Subsidiary if any proceeds of such investment are to be used for any purpose otherwise prohibited by this clause (a); and

(b) neither Holdings nor the Borrower will, nor will they permit any Subsidiary to, give any consideration to or for the benefit of any holder of Existing Subordinated Debt for any amendment, modification or waiver of any agreement, instrument or other document evidencing or governing any Existing Subordinated Debt or any waiver or consent of or arrangement with any of such holders of the Existing Subordinated Debt, in each case with respect to a Reporting Violation; provided that the foregoing shall not prohibit payment of a cash fee (or the equivalent thereof) in connection with any such amendment, modification or waiver if (i) such fee does not exceed an amount that would be, based upon available information, usual and customary for fees paid to obtain similar consents or waivers under similar circumstances and (ii) at the time of, and after giving effect to, the payment of such fee, the sum of the Revolving Commitments exceeds the sum of the Revolving Exposures by at least $35,000,000.

SECTION 6. Representations and Warranties. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date; and

(b) as of the Third Amendment Effective Date, no Default has occurred and is continuing.

SECTION 7. Conditions to Effectiveness. This Amendment (including the waivers set forth in Section 3 above) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Third Amendment Effective Date”):

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received all other amounts due and payable under the Credit Agreement on or prior to the Third Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent); and

(c) the Administrative Agent shall have received the Amendment Fee (as defined below).

SECTION 8. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrower jointly agree to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 12:00 p.m., noon, New York City time, on August 18, 2006, an amendment fee (the “Amendment Fee”) in an amount separately disclosed or agreed in writing.

SECTION 9. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. This Amendment shall constitute a Loan Document.

SECTION 10. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMERICAN MEDIA, INC.,

by
Name:
Title:

AMERICAN MEDIA OPERATIONS, INC.,

by
Name:
Title:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT AND WAIVER DATED AS OF THE DATE SET FORTH ABOVE, AMONG AMERICAN MEDIA, INC., AMERICAN MEDIA OPERATIONS, INC., THE LENDERS PARTY HERETO, AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Lender Name:

by
Name:
Title:

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